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                                                                  EXHIBIT 10.10b

                                 AMENDMENT NO. 2
                                       TO
                           THIRD AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT
                          DATED AS OF NOVEMBER 13, 1995

     THIS AMENDMENT NO. 2 ("Amendment") is dated as of May 24,1996, between DRUG EMPORIUM, INC. (the "Borrower") and BANK ONE, COLUMBUS, NA (the "Bank").

                                   WITNESSETH:

         THAT the Borrower and the Bank, parties to that certain Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of November 13, 1995, as amended by Amendment No. 1 dated February 23, 1996 (the "Agreement"), have agreed to amend the Agreement on the terms and conditions hereinafter set forth. Terms not otherwise defined herein are used as defined in the Agreement as amended hereby.

         NOW, THEREFORE, the Borrower and the Bank hereby agree as follows:

         SECTION 1. AMENDMENT OF THE AGREEMENT. The Agreement is, effective the date hereof, hereby amended as follows:

                  SECTION 1.1. Section 1.1.1 shall be amended by deleting "February 28" and inserting in place thereof "May 31".

                  SECTION 1.2. The first sentence in Section 1.1.2 shall be amended by deleting "$45,000,00 thereafter" and inserting in place thereof "$60,000,000 from May 24, 1996 until and including February 28, 1997 or (c) $55,000,000 thereafter."

                  SECTION 1.3. Section 4.2 shall be amended by adding the following to the end thereof: "As an additional condition precedent to the obligation of the Bank to provide or extend any Credit hereunder, Borrower shall furnish to the Bank an aging report regarding the Accounts."

                  SECTION 1.4. The chart in Section 7.4 shall be deleted and replaced with the following:

- -----------------------------------------------------------------------------------------------
                               PERIOD                                           Ratio
- -----------------------------------------------------------------------------------------------
Date hereof until and including August 31, 1996                               1.60:1.00
- -----------------------------------------------------------------------------------------------
September 1, 1996 until and including March 1, 1997                           1.50:1.00
- -----------------------------------------------------------------------------------------------
March 2, 1997  until and including March 1, 1998                              1.35:1.00
- -----------------------------------------------------------------------------------------------
March 2, 1998 and thereafter                                                  1.25:1.00
- -----------------------------------------------------------------------------------------------




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                  SECTION 1.5. Section 7.5 shall be amended by deleting "March
31" and inserting in place thereof "August 31".

                  SECTION 1.6. The definition of "Borrowing Base" under Section
10.1 shall be deleted and replaced with the following:

                  "Borrowing Base" means the Net Value of Eligible Accounts plus the Net Value of Eligible Inventory.

                  SECTION 1.7. The definition of "Borrowing Base Certificate" under Section 10.1 shall be deleted and replaced with the following:

                  "Borrowing Base Certificate" means a certificate, in the form required by the Bank, signed by a duly authorized officer of the Borrower, that computes the Borrowing Base, together with any memo of returns and credits, remittance report, schedule of Accounts and such other supporting documents and materials which the Bank, in its sole discretion, may require to be delivered with such certificate, in the form attached hereto.

                  SECTION 1.8. The definition of "Current Assets" under Section
10.1 shall be deleted and replaced with the following:

                  "Current Assets" means all assets which may properly be classified as current assets in accordance with generally accepted accounting principles applied on a consistent basis plus 100% of any LIFO reserve as of the date of determination, except that amounts due from unconsolidated Subsidiaries and Affiliates shall be excluded.

                  SECTION 1.9. The definition of "Current Liabilities" under
Section 10.1 shall be deleted and replaced with the following:

                  "Current Liabilities" means all Liabilities as may properly be classified as current Liabilities in accordance with generally accepted accounting principles applied on a consistent basis, plus 40% of any LIFO reserve as of the date of determination, and the principal amount of all Revolving Credit Loans which are outstanding hereunder but shall not include up to $3,000,000 in reserves reasonably established by the Borrower in February 1996 in connection with the Disposition.

                  SECTION 1.10. The definition of "LIBO Rate Period" under
Section 10.1 shall be amended by deleting the words "plus 60% of any LIFO reserve".




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                  SECTION 1.11. The following new definitions shall be added in
Section 10.1:

                   "Account" means and includes all accounts (whether or not earned by performance), contract rights, chattel paper, instruments, documents, general intangibles (including, without limitation, tax refunds and tax refund claims) and all other forms of obligations owing to the Borrower, whether secured or unsecured, whether now existing or hereafter created, and whether or not specifically assigned to the Bank under the Loan Documents, all guaranties and other security therefor, all merchandise returned to or repossessed by the Borrower, and all rights of stoppage in transit and all other rights and remedies of an unpaid vendor, lienor or secured party.

                   "Customer" means any Person who is obligated as an account debtor or other obligor on, under or in connection with any Account.

                   "Defaulted Account" means an Account that a Customer has not satisfied in full on or before the 90th day after the date an invoice is issued.

                   "Eligible Account" means each Account of the Borrower which, at the time of determination, meets all the following qualifications: (a) the Borrower has lawful and absolute title to such Account, subject only to the Lien of the Bank given by the Agreement; such Lien constitutes a perfected Lien in the Account prior to the rights of any other Person and such Account is not subject to any other Lien whatsoever;
                   (b) the Borrower has the full unqualified right to grant a Lien in such Account to the Bank as security and collateral for the amounts owing hereunder and under the Notes; (c) the Account is evidenced by an invoice issued to the proper Customer and is not evidenced by any instrument or chattel paper; (d) the Account arose from the sale of goods by the Borrower in the ordinary course of business, which goods have been shipped or delivered to the Customer under such Account; and such sale was an absolute sale and not on consignment, approval or a sale-and-return basis; (e) no notice of the bankruptcy, receivership, reorganization, insolvency, or financial embarrassment of the Customer has been received by the Borrower; (f) the Account is a valid, legally enforceable obligation of the Customer, and is not subject to any dispute, offset, counterclaim, or other defense on the part of such Customer; (g) it is not a Defaulted Account; (h) the terms of the Account require payment no more than 90 days from the date an invoice is issued; (i) the Customer on the Account is not (1) the United States of America or any foreign government, or any department, agency or instrumentality thereof, (2) the Borrower, or any Affiliate, or (3) located outside the United States or Canada, unless the sale is secured by a letter of credit on which the Bank is the sole beneficiary and the form, substance and issuer of which are acceptable to the Bank; (j) the Borrower



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                  is not indebted to the Customer on the Account (or any
                  affiliate of such Customer) for any goods provided or services rendered to the Borrower; (k) the Account is not owing by any Customer with 25% or more of the value of its outstanding Accounts not qualifying as Eligible Accounts; (l) the Account is an Account representing all or part of the sales price of merchandise, insurance and service within the meaning of
                  Section 3(c)(5) of the Investment Company Act of 1940, as amended; (m) a purchase of the Account would constitute a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended; (n) the Account is denominated and payable only in United States dollars in the United States; and (o) the Bank, acting in its sole discretion, has not notified the Borrower the Account may not be considered as an Eligible Account.

                  "Net Value of Eligible Accounts" means 75% of the lower of the book value or collectible value of Eligible Accounts, as reflected in the Borrower's books in accordance with GAAP, net of all credits, discounts and allowances (including all unissued credits in the form of a competitive allowance or otherwise); provided, however, that the Net Value of Eligible Accounts shall not exceed $7,500,000.

                  "Net Value of Eligible Inventory" means (a) 40% of the value of the Eligible Inventory from the date hereof until and including December 31, 1996 or (b) 35% of the value of the Eligible Inventory thereafter.

                  SECTION 1.12. Section 10.2 shall be amended and restated in its entirety as follows:

                  10.2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements of Borrower, provided however, that for the purposes of calculating the financial covenants in Section 7.2., 7.3., 7.4., 7.5. and 7.6., the LIBO Fixed Charge Coverage Ratio and the LIBO Senior Leverage Ratio, the Borrower may exclude up to $3,000,000 of a one-time non-cash charge incurred in fiscal 1997 as a result of adopting SASB 121.

         SECTION 2. CONDITIONS PRECEDENT TO EXTENSION OF CREDIT. Prior to the extension of Credit hereunder, Borrower shall furnish to the Bank all of the following, each dated the date hereof in form and substance satisfactory to the
Bank:

                  SECTION 2.1. Landlord Waivers. A Landlord's Waiver and Consent substantially in the form attached hereto as Exhibit A from those of its landlords in the jurisdictions where Eagleville Pharmacy, Inc.'s stores are located and where such landlords are given a statutory Lien superior to or pari passu with the Lien granted to the Bank under the Loan Documents.




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                  SECTION 2.2. Financing Statements. Copies of duly completed and executed Uniform Commercial Code financing statements or statements of assignment or statements of amendment with respect to the property covered by the Security Agreement, in proper form for filing in all jurisdictions in which such filing is necessary or appropriate to establish, perfect, protect and preserve the rights, titles, interests, remedies, powers, privileges and Liens of the Bank in the Accounts, Inventory and other personal property of Eagleville Pharmacy, Inc. being acquired by the Borrower.

                  SECTION 2.3. Liens and Other Searches. Results of record searches by a Person satisfactory to the Bank, of the Uniform Commercial Code filings which may have been filed with respect to the personal property of Borrower in the state and county filing offices and real estate records in each of the jurisdictions requested by the Bank, and of judgment and tax Liens with respect to Borrower.

                  SECTION 2.4. Consent of Guarantors. A properly executed Consent of Guarantor of each of the guarantors under the Agreement.

                  SECTION 2.5. Revolving Credit Note. A properly executed First Amendment to Third Amended and Restated Revolving Credit Note, issued by the Borrower to the Bank in the principal amount of $60,000,000 in the form attached hereto as Exhibit B.

                  SECTION 2.6. Opinion of Counsel. The favorable opinion of Emens, Kegler, Brown, Hill & Ritter, addressed to the Bank in the form attached to the Agreement as Exhibit 4.7(k).

                  SECTION 2.7. Assignment of Indemnification Right. A properly executed Assignment of Indemnification Right in the form attached hereto as Exhibit C.

                  SECTION 2.8. Estoppel Letters. An estoppel letter agreement executed by each secured creditor acknowledging that it no longer has a Lien in the inventory of Eagleville Pharmacy, Inc., substantially in the form attached hereto as Exhibit D.

         SECTION 3. GOVERNING LAW. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of Ohio.

         SECTION 4. COSTS AND EXPENSES. All costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment No. 2 and the other documents to be delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of outside legal counsel incurred by the Bank or any Persons participating in the Loans pursuant to Section 9 of the Agreement with respect thereto shall be paid by the Borrower, on demand.

         SECTION 5. COUNTERPARTS. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so

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



executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         SECTION 6. CONFESSION OF JUDGMENT. The Borrower hereby authorizes any attorney at law to appear for the Borrower, in an action on the Agreement, at any time after the same becomes due, as herein provided, in any court of record in or of the State of Ohio, or elsewhere, to waive the issuing and service of process against the Borrower and to confess judgment in favor of the holder of the Agreement or the party entitled to the benefits of the Agreement against the Borrower for the amount that may be due, with interest at the rate herein mentioned and costs of suit, and to waive and release all errors in said proceedings and judgment, and all petitions in error, and right of appeal from the judgment rendered.

         SECTION 7. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES; NO DEFAULTS. The Borrower hereby expressly acknowledges and confirms that the representations and warranties of the Borrower set forth in Section 5 of the Agreement are true and accurate on this date with the same effect as if made on and as of this date; that no financial condition or circumstance exists which would inevitably result in the occurrence of an Event of Default under Section 8 of the Agreement; and that no event has occurred or no condition exists which constitutes, or with the running of time or the giving of notice would constitute an Event of Default under Section 8 of the Agreement.

         SECTION 8. REAFFIRMATION OF DOCUMENTS. Except as herein expressly modified, the parties hereto ratify and confirm all of the terms, conditions, warranties and covenants of the Agreement, and all security agreements, pledge agreements, mortgage deeds, assignments, subordination agreements, or other instruments or documents executed in connection with the Agreement, including provisions for the payment of the Notes pursuant to the terms of the Agreement. This Amendment No. 2 does not constitute the extinguishment of any obligation or indebtedness previously incurred, nor does it in any manner affect or impair any security interest granted to the Bank, all of such security interests to be continued in full force and effect until the indebtedness described herein is fully satisfied.



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

         The Borrower and the Bank have executed this Amendment No. 2 as of the date first above written.

                                    BANK ONE, COLUMBUS, NA


                                    By:___________________________________
                                    Name:     Elizabeth E. Cadwallader
                                    Its:      Vice President


WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.




                                    DRUG EMPORIUM, INC.


                                    By:___________________________________
                                    Name:_________________________________
                                    Its:__________________________________



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


                                    EXHIBIT A

                      FORM OF LANDLORD'S WAIVER AND CONSENT



                                      - 8 -



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                                    EXHIBIT B

       FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT NOTE





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                                    EXHIBIT C

                       ASSIGNMENT OF INDEMNIFICATION RIGHT




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                                    EXHIBIT D

                                 ESTOPPEL LETTER





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